UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 21, 2023

Benchmark 2023-V4 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001992084)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Bank of Montreal

(Central Index Key number: 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key number: 0001549574)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-05	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 21, 2023 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2023 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, of the Benchmark 2023-V4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V4 (the “Certificates”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-3, Class X-A, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class A-S, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Private Certificates”).

On November 9, 2023, Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), J.P. Morgan Securities LLC (“JPMS”), BMO Capital Markets Corp. (“BMO Capital”), Barclays Capital Inc. (“BCI”), Academy Securities, Inc. (“Academy”) and Siebert Williams Shank & Co., LLC (“SWS” and, collectively with CGMI, DBSI, GS&Co., JPMS, BMO Capital, BCI and Academy, in such capacity, the “Underwriters”), had entered into an agreement with the Depositor, dated November 9, 2023 (the “Underwriting Agreement”), with respect to the sale of the Public Certificates, which have an aggregate initial principal amount of $486,555,000.

The Depositor also entered into an agreement to sell the Private Certificates, which have an aggregate initial principal amount of $140,046,396, to CGMI, DBSI, GS&Co., JPMS, BMO Capital, BCI, Academy and SWS (collectively in such capacity, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of November 9, 2023 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated November 2, 2023, together with a supplement thereto, dated November 7, 2023, and by the Prospectus, dated November 9, 2023 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

The net proceeds of the sale of the Certificates were applied to the purchase by the Depositor from Citi Real Estate Funding Inc., Goldman Sachs Mortgage Company, German American Capital Corporation, Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association and Bank of Montreal of the mortgage loans backing the Certificates (the “Mortgage Loans”).  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $3,784,136, were approximately $628,899,072.  Of the expenses paid by the Depositor, approximately $101,506 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $3,632,631 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated November 9, 2023. The related registration statement (file no. 333-262701) was originally declared effective on April 22, 2022.

CREFI, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by a third-party purchaser, which is KKR CMBS IIII Aggregator Category 2 L.P. of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class K-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 21, 2023
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 21, 2023 (included as part of Exhibit 5)
Exhibit 23	Consent of Orrick, Herrington & Sutcliffe LLP, dated November 21, 2023 (included as part of Exhibit 5)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 21, 2023	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

BMARK 2023-V4 – Form 8-K (Closing)